UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 25, 2007


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-13669                   95-4654481
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



                 21900 BURBANK BLVD., SUITE 270
                   WOODLAND HILLS, CALIFORNIA                       91367
            (Address of Principal Executive Offices)             (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AMENDMENT TO THE EMPLOYMENT AGREEMENT WITH LONNIE D. SCHNELL
         ------------------------------------------------------------

         On May 25, 2007, we executed an amendment (the "Amendment") to the original employment agreement (the "Agreement") previously entered into with Lonnie D. Schnell to serve as our Chief Financial Officer. The Amendment extended the involuntary severance period from six months to twelve months. Pursuant to the terms of the Amendment, in the event that Mr. Schnell's employment is terminated by us without "cause" (as defined in the Agreement) or due to Mr. Schnell's death or disability, then Mr. Schnell or his estate will be entitled to receive as severance, in addition to all accrued salary, (i) salary continuation and continuation of coverage under our group health plan for a period of twelve months and (ii) twelve months acceleration of vesting of all outstanding options. All other terms and conditions of the Agreement shall remain in full force and effect.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TAG-IT PACIFIC, INC.



Date:    June 1, 2007           By: /s/ Lonnie D. Schnell
                                   ------------------------------
                                   Lonnie D. Schnell
                                   Chief Financial Officer


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